COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Asset Allocation Fund, Variable Series

(the “Fund”)

Supplement dated October 22, 2010 to

the Fund’s prospectuses dated April 29, 2010, as supplemented

Effective on October 22, 2010, the prospectuses for the Fund are revised and supplemented as follows:

1.	Underlying Funds. The following row is added to the table in the section entitled “Underlying Funds Summary”:

The Underlying Funds
	Investment Objectives	Principal Investment Strategies
Government and Corporate Debt Funds
Columbia Core Bond Fund	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in debt securities of investment grade quality. The Fund invests in debt securities issued by the U.S. Government and its agencies and corporations, mortgage- and other asset-backed securities, and dollar-denominated debt securities issued by foreign governments, companies or other entities. The Fund also invests in money market instruments, including commercial paper and obligations of U.S. and foreign banks. The Fund may invest in unrated securities determined by the Advisor, at the time of purchase, to be of comparable quality to investment grade securities. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments. The Fund also may invest in private placements. The Fund may also participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

Shareholders should retain this Supplement for future reference.

C-1471-2 A (10/10)